SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                  FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 1999



                           HVIDE MARINE INCORPORATED
           (Exact name of registrant as specified in its charter)



              Florida               0-28732               65-0524593
           (State or other      (Commission File        (IRS Employer
            jurisdiction of         Number)           Identification No.)
            incorporation)



        2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954.524.4200

Item 5.  Other Events.

         Hvide Marine Incorporated (the "Company") and its bank lenders have entered into Amendment No. 6 and Interim Waiver, dated as of July 30, 1999 ("Amendment No. 6"), of the Company's Amended and Restated Revolving Credit and Term Loan Agreement (such Agreement, as amended, the "Credit Facility"). In Amendment No. 6, the Company's bank lenders agree to waive, until August 20, 1999, the Company's noncompliance with certain covenants in the Credit Facility.

         The above description is qualified by reference to Amendment No. 6, which is filed as an exhibit to this Report and is incorporated herein by reference. Additional information concerning the Credit Facility is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following is being filed as an exhibit to this Report:

     10.1 Amendment No. 6 and Interim Waiver, dated as of July 30, 1999, of Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 12, 1998.

                                  SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


                                                  HVIDE MARINE INCORPORATED
      (Registrant)



                                                   By s/John H. Blankley
                                                       John H. Blankley
                                                   Executive Vice President and
                                                    Chief Financial Officer


Dated: August 5, 1999